Exhibit 99.2

MORRISEY ASSOCIATES, INC.

MORRISEY ASSOCIATES, INC.

CONDENSED BALANCE SHEETS

	June 30, 2016	December 31, 2015
	(Unaudited)
ASSETS
Current assets:
Accounts receivable	$2,537,535	$3,456,635
Unbilled receivable	106,478	—
Prepaid expenses and other current assets	280,070	319,348

Total current assets	2,924,083	3,775,983
Property and equipment, net	247,052	268,257
Capitalized software development, net of accumulated amortization of $2,339,773 and $2,319,536 at June 30, 2016 and December 31, 2015, respectively	20,238	40,475
Intangible assets, net of accumulated amortization of $4,423 and $4,345 at June 30, 2016 and December 31, 2015, respectively	1,757	1,835

Total assets	$3,193,130	$4,086,550

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$583,860	$194,907
Accrued royalties	329,743	221,987
Accrued liabilities	399,748	257,990
Unearned revenue	8,508,436	9,087,415

Total current liabilities	9,821,787	9,762,299

Other long term liabilities	129,581	175,384
Commitments and contingencies	—	—

Invested equity (deficit):
Accumulated deficit	(6,758,238)	(5,851,133)

Total liabilities and invested equity (deficit)	$3,193,130	$4,086,550

See accompanying notes to the unaudited condensed financial statements.

MORRISEY ASSOCIATES, INC.

CONDENSED STATEMENTS OF INCOME (UNAUDITED)

	Six Months Ended
	June 30, 2016	June 30, 2015
Revenues, net	$6,857,120	$5,750,301
Operating costs and expenses:
Cost of revenues (excluding depreciation and amortization)	1,529,770	1,373,537
Product development	662,552	602,898
Sales and marketing	607,699	583,267
Other general and administrative expenses	1,743,792	1,404,181
Depreciation and amortization	72,948	82,619

Total operating costs and expenses	4,616,761	4,046,502

Net income	2,240,359	1,703,799

See accompanying notes to the unaudited condensed financial statements.

MORRISEY ASSOCIATES, INC.

CONDENSED STATEMENT OF INVESTED EQUITY (DEFICIT) (UNAUDITED)

SIX MONTHS ENDED JUNE 30, 2016

Total Invested Equity (Deficit)
Balance at December 31, 2015	$(5,851,133)
Net income	2,240,359
Deemed distributions	(3,147,464)

Balance at June 30, 2016	$6,758,238

See accompanying notes to the unaudited condensed financial statements.

MORRISEY ASSOCIATES, INC.

CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Six Months Ended June 30,
	2016	2015
OPERATING ACTIVITIES:
Net income	$2,240,359	$1,703,799
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	72,948	82,619
Changes in operating assets and liabilities:
Accounts and unbilled receivables	812,622	506,771
Prepaid expenses and other current assets	39,278	83,276
Accounts payable	388,953	127,567
Accrued liabilities and other long-term liabilities	131,958	(132,479)
Accrued royalties	71,753	(14,103)
Unearned revenue	(578,979)	(437,628)
Net cash provided by operating activities	3,178,892	1,919,822

INVESTING ACTIVITIES:
Purchases of property and equipment	(31,428)	(34,589)

FINANCING ACTIVITIES:
Deemed distributions	(3,147,464)	(1,885,233)

Net change in cash	—	—
Cash at beginning of period	—	—

Cash at end of period	$—	$—

See accompanying notes to the unaudited condensed financial statements.

MORRISEY ASSOCIATES, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND BACKGROUND

Morrisey Associates, Inc. (the “Company”) was founded in 1987 and is headquartered in Chicago, Illinois. The Company provides practitioner credentialing and privileging software to healthcare providers.

2. BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) for interim financial information. Accordingly, condensed financial statements do not include all of the information and footnotes required by US GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016.

The balance sheet at December 31, 2015 is consistent with the Practitioner Credentialing and Privileging Software Operations (A Carve-out of Morrisey Associates, Inc.) audited carve-out financial statements at that date but does not include all of the information and footnotes required by US GAAP for a complete set of financial statements. Further, the results of operations and statement of cash flows for the six months ended June 30, 2015 have been prepared in accordance with the methods of allocation used in such audited carve-out financial statements. Such presentation reflects the financial position, results of operations and cash flows of the practitioner credentialing and privileging software operations as if it were a standalone entity as of December 31, 2015 and for the year then ended.

Corporate reorganization

The Company became a wholly owned subsidiary of Morrisey Holdings, Inc. (“Morrisey”) pursuant to a corporate reorganization completed on January 1, 2016. Pursuant to such reorganization, certain operations and related assets and liabilities of the Company (which were significant operating assets that remain part of the continuing operations of Morrisey and its subsidiaries) were conveyed to another subsidiary of Morrisey. The Company retained the practitioner credentialing and privileging software operations and related assets and liabilities. The practitioner credentialing and software operations effectively became a standalone entity as a result of such reorganization.

3. INCOME TAXES

As part of the aforementioned corporate reorganization, the shareholders of the Company conferred their stock to Morrisey, such that after such transaction, shareholders held 100% of the stock of Morrisey, and Morrisey held 100% of the stock of the Company. As part of and in conjunction with such transaction, the Company elected Qualified Subchapter S Subsidiary status, whereas prior to such reorganization, the Company was a Subchapter S Corporation. Accordingly, the Company was and remains a disregarded entity for federal income tax purposes. In lieu of corporation income taxes, shareholders are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements.

The Company recognizes the benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position of an audit. For tax positions meeting the more likely than not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. Interest and penalties, if incurred, are recognized in the statement of operations. The Company had no unrecognized tax positions at December 31, 2015 and June 30, 2016.

4. STOCK BASED COMPENSATION

The Company accounts for the Morrisey Associates, Inc. 1988 Stock Incentive Plan (the “1998 Plan”) using a fair value-based method.

The Company amortizes stock-based compensation for awards granted on or after January 1, 2016, on a straight-line basis over the requisite service (vesting) period using the Black-Scholes option pricing model. There was no stock based compensation expense recognized by the Company for the six months ended June 30, 2015 and 2016.

5. INVESTED EQUITY (DEFICIT)

Management considers an allocation of historical invested capital, retained earnings and shareholder distributions to be impracticable. Accordingly, the beginning invested deficit balance utilized in preparation of the condensed financial statements was determined on the basis of the excess of liabilities over assets attributable to the Company as of December 31, 2014. The excess of liabilities over assets at December 31, 2015 and June 30, 2016, inclusive of consideration given to income attributable to the Company for the respective periods then ended, has been deemed to be distributions. Such distributions represent intercompany balances that are not expected to be directly recouped by the Company. Accordingly, distributions are not indicative of actual distributions made to shareholders.

MORRISEY ASSOCIATES, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

6. SUBSEQUENT EVENTS

On August 8, 2016, 100% of the outstanding stock of the Company was purchased by Echo, Inc., a wholly owned subsidiary of HealthStream, Inc.